UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-22724

Exact name of registrant as specified in charter:	Prudential Global Short Duration High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	7/31/2016

Date of reporting period:	7/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  CLOSED-END FUNDS

Prudential Global Short Duration High Yield Fund, Inc.

ANNUAL REPORT	JULY 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: High level of current income

Highlights

PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC.

•

The Fund benefited from strong security selection, highlighted by its holdings in the telecommunications, technology, transportation & environmental services, paper & packaging, and cable & satellite sectors. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

An underweight in the upstream (exploration & production) energy sector was the largest contributor to performance. Additionally, the Fund’s underweight in banking and its overweights in the gaming, lodging & leisure and building materials & home construction sectors added to returns.

•

Underweight positions in emerging markets sovereign debt and in the metals & mining sector, both of which performed well during the period, hurt returns. The Fund’s overweights in the health care & pharmaceutical and cable & satellite sectors also detracted from results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial company. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Global Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended July 31, 2016.

During the period, equity and fixed income markets achieved positive returns in the US, after a highly volatile and dramatic second quarter. Brexit—the term used to represent Britain’s decision to leave the European Union—triggered a sharp sell-off in global stocks. Initial losses were steep, but positive investor sentiment prevailed as US equities rebounded quickly. European stocks were negatively impacted, while Asian stocks were generally less affected. In the wake of Brexit, US Treasuries experienced a price rally, sending interest rate yields to all-time lows.

While uncertainty lingers over the health of the global economy, the US economy grew, but at a very slow pace. Labor markets turned up sharply in June, after disappointing numbers in May. The Federal Reserve kept rates unchanged at their July meeting but had a hawkish tone, citing strength in consumer spending and a tightening labor market.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Global Short Duration High Yield Fund, Inc.

September 15, 2016

Prudential Global Short Duration High Yield Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain more recent performance data by visiting our website at www.prudentialfunds.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments of issuers located around the world, including emerging markets.* The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (Moody’s); BB, B by Standard & Poor’s Ratings Services (S&P) or Fitch Inc. (Fitch); or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by Prudential Fixed Income to be of comparable quality.

Performance Snapshot as of 7/31/16
Price Per Share ($)	Total Return for 12 Months Ended 7/31/16 (%)
16.58 (NAV)	5.32
15.38 (Market Price)	14.69

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: Prudential Investments LLC.

Key Fund Statistics as of 7/31/16
Duration	2.5 years	Average Maturity	3.5 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

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Credit Quality expressed as a percentage of total investments as of 7/31/16 (%)
A	0.2
BBB	7.5
BB	44.8
B	42.8
CCC	5.0
C	0.1
Not Rated	0.5
Cash/Cash Equivalents	–0.9
Total Investments	100.0

Source: Prudential Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P) or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Yield and Dividends as of 7/31/16
Total Monthly Dividends Paid per Share for Period ($)	Current Monthly Dividend Paid per Share ($)	Yield at Market Price as of 7/31/16 (%)
1.335	0.11	8.58

Yield at Market Price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of July 31, 2016.

Prudential Global Short Duration High Yield Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Global Short Duration High Yield Fund, Inc.’s shares returned 14.69% based on market price and 5.32% based on net asset value (NAV) during the 12-month reporting period that ended July 31, 2016. For the same period, the Lipper Closed End High Yield Leveraged Funds Average returned 2.81% and the Barclays Global High Yield Ba/B 1-5 Year 1% Issuer Constrained (USD Hedged) Index (the Index) returned 3.10%. All returns reflect reinvestment of dividends.

What were market conditions?

•

Despite posting a return of –0.12% in the 4th quarter, the short duration, higher-quality portion of the global high yield market, as measured by the Barclays Global High Yield Ba/B 1-5 year (1% constrained) Index outperformed the broader market as measured by the Barclays Global HY Index. While further commodity-related volatility kept the lower-quality segment of the US high yield market under strain as 2015 concluded, more stable market segments also encountered turbulence amid news about redemptions at a few distress-oriented funds. Although the lower-quality segments, which comprise about 15% of the overall market, also served as a focal point for the liquidity concerns that gripped the market following the redemption headlines, smaller issues and ETFs trading at a discount to their net asset values also reflected some of the liquidity strains, which tend to worsen toward quarter- and year-end periods. Overall, buying interest across the high-quality tiers of the market remained relatively consistent throughout the volatility.

•

The first quarter of 2016 was one of extremes for global high yield bonds. During the first six weeks of the quarter, the market retreated. High yield spreads, especially in the US, widened as commodity and equity prices fell, the Chinese yuan was devalued, and corporate earnings growth appeared to stall. These conditions appeared to stabilize mid-quarter and global high yield bonds rallied. Spreads tightened, aided by favorable market technicals (i.e., supply and demand conditions) and positive investor sentiment about the European Central Bank’s (ECB) plan to buy investment-grade corporate bonds as part of its stimulus efforts.

•

The global high yield market posted strong gains during the second quarter and through the end of the reporting period. While the broader Brexit reaction was initially viewed as a risk-off event, the general sentiment following the vote was that the US and European leveraged finance markets remained more resilient than anticipated. The uncertainty in Europe supported the relative stability in US assets, and both sectors were said to be bolstered by the limited options for investors seeking attractive yields and spreads. Although buyers emerged as both markets encountered pressure following the vote, there was very little trading at lower prices given the general lack of forced sellers. The US high yield market posted another quarter of strong returns in Q2, driven by commodity names and the CCC-portion of the market while the post-referendum stability in Europe was due to a supportive technical backdrop amid ongoing ECB corporate IG purchases, positive year-to-date inflows, and limited new issuance.

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What worked?

•

The Fund benefited from strong security selection, highlighted by its holdings in the telecommunications, technology, transportation & environmental services, paper & packaging, and cable & satellite sectors. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

An underweight in the upstream energy sector was the largest contributor to performance. Additionally, the Fund’s underweight in banking and its overweights in the gaming, lodging & leisure and building materials & home construction sectors added to returns.

•

In individual security selection, underweight positions in upstream energy names, including US-based Chesapeake Energy and Linn Energy, helped Fund performance. The avoidance of Portugal Telecom International (telecommunications), as well as Spain-based Abengoa (transportation & environmental services) and Banco Espirito Santo (banking), also bolstered results.

What didn’t work?

•

Underweight positions in emerging markets sovereign debt and in the metals & mining sector, both of which performed well during the period, hurt returns. The Fund’s overweights in the health care & pharmaceutical and cable & satellite sectors also detracted from results.

•	The Fund was hampered by security selection within the metals & mining, industrial, building materials and home construction sectors.

•

Overweights in Pacific Exploration and Production (upstream energy) and Valeant Pharmaceuticals International (pharmaceuticals), both Canada-based companies, were negative for performance. The Fund’s overweights in Indonesia-focused Berau Coal and US-based Murray Energy Holdings (metals & mining) dampened returns.

How did the Fund’s borrowing (leverage) strategy affect its performance?

•	The Fund’s use of leverage contributed positively to results as the returns generated by the securities purchased were in excess of the cost of borrowing.

•	As of July 31, 2016, the Fund had borrowed $280 million and was about 29.2% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was about 28.8%.

Did the Portfolio use derivatives and how did they affect performance?

•	Derivatives in the form of forward currency exchange contracts were used to hedge against the Fund’s positions not denominated in US dollars.

•	The use of foreign currency exchange contracts had a negative effect on performance relative to the benchmark during the period.

Prudential Global Short Duration High Yield Fund, Inc.	7

Strategy and Performance Overview (continued)

Current outlook

•

Prudential Fixed Income believes that global central banks are likely to maintain their stimulus measures given the continued weakness of the world economy. It also expects interest rates to remain low and range bound.

•

Although investor uncertainty could lead to volatile swings up or down, Prudential Fixed Income believes fixed income market returns could surprise on the upside, especially in higher-yielding sectors. It holds a broadly positive view on global high yield corporate bonds.

•

Prudential Fixed Income believes the technical picture remains supportive amid low (and in some cases, negative) interest rates, slow global economic growth, spread tightening due to ECB purchases of investment-grade corporate bonds, and moderate new issuance.

•	In the US, Prudential Fixed Income favors BB-rated, non-commodity-related credits.

•	In Europe, high yield spreads appear attractive amid investors’ search for yield and low default and loss expectations.

Benchmark Definitions

Barclays Global High Yield Ba/B 1–5 Year 1% Issuer Constrained Index

The Barclays Global High Yield Ba/B 1–5 Year 1% Issuer Constrained Index is an unmanaged index which represents the performance of short duration higher-rated high yield bonds in the United States, developed markets, and emerging markets.

Source: Barclays.

Lipper Closed End High Yield Leveraged Funds Average

The Lipper High Yield Funds (Leveraged) Average (Lipper Average) represents returns based on an average return of 35 funds in the Lipper Closed-End High Yield Funds (Leveraged) category.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “GHY,” and its closing market price is available online on most financial websites and may be available in most newspapers under the New York Stock Exchange (NYSE) listings. The daily NAV is available online under the symbol “XGHYX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on www.prudentialfunds.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.prudentialfunds.com or call 1 (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

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Portfolio of Investments

as of July 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 140.3%

BANK LOANS(a) 9.9%

Building Materials & Construction 0.5%
Materis CHRYSO SA (France)	4.250%	08/13/21	EUR	3,000	$3,332,007

Chemicals 0.8%
Axalta Coating Systems US Holdings, Inc.	3.750	02/01/20		846	847,761
MacDermid, Inc.	5.500	06/07/20		4,441	4,432,237

					5,279,998

Commercial Services 0.8%
Laureate Education, Inc.	5.000	06/18/18		2,412	2,349,335
Verisure Holding AB (Sweden)	4.500	10/21/22	EUR	3,000	3,374,979

					5,724,314

Construction Machinery 0.2%
Neff Rental LLC	7.250	06/09/21		1,046	1,025,505

Consumer Products 0.4%
Huish Detergents, Inc.	5.500	03/23/20		2,545	2,547,481

Entertainment 0.8%
Gala Group Finance PLC (United Kingdom)	4.774	05/25/18	GBP	4,000	5,287,189

Foods 0.9%
Agrokor DD Spv2 (Croatia), PIK	10.500	06/04/18	EUR	4,949	5,206,155
Jacobs Douwe Egberts (Netherlands)	4.250	07/02/22	EUR	854	962,752

					6,168,907

Gaming 0.1%
Golden Nugget, Inc.	5.500	11/21/19		973	977,663

Healthcare-Services 0.1%
CHS/Community Health Systems, Inc.	3.924	12/31/18		750	742,500

Home Builders 0.1%
Beazer Homes USA, Inc.(b)	6.406	03/09/18		875	866,250

Media & Entertainment 1.3%
Infinitas Learning BV (Netherlands)	5.500	02/03/23	EUR	6,000	6,698,253
Lions Gate Entertainment Corp.(b)	5.000	03/17/22		1,250	1,268,750
Scout24 AG (Germany)	3.750	02/12/21	EUR	909	1,016,930

					8,983,933

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	9

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
BANK LOANS(a) (Continued)

Mining 0.1%
Freeport-McMoRan, Inc.	3.220%		05/31/18		894	$887,000

Other Industry 0.7%
Webhelp (France)	5.500		03/16/23	EUR	4,000	4,495,979

Packaging 0.8%
Jost World GmbH (Germany)	5.000		12/21/22	EUR	5,000	5,520,152

Retail 0.5%
Euro Garages (United Kingdom)	6.091		01/30/23	GBP	2,500	3,263,962

Software 0.2%
First Data Corp.	4.488		03/24/21		1,340	1,345,314

Technology 1.6%
BMC Software Finance, Inc.	5.000		09/10/20		5,034	4,610,221
Dell Int’l LLC	—	(c)	12/31/18		5,250	5,149,373
Lawson Software, Inc.	3.750		06/03/20		1,000	988,250

						10,747,844

TOTAL BANK LOANS (cost $70,189,190)						67,195,998

CORPORATE BONDS 87.1%

Agriculture 0.3%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	7.750		02/15/21		1,625	1,700,156

Airlines 1.6%
Continental Airlines, Inc., Pass-Through Trust, Series 2012-3, Class C, Pass-Through Certificates(d)	6.125		04/29/18		10,280	10,819,700

Auto Parts & Equipment 0.7%
American Axle & Manufacturing, Inc.,
Gtd. Notes(d)	5.125		02/15/19		1,000	1,016,250
Gtd. Notes(d)	7.750		11/15/19		3,422	3,858,305

						4,874,555

Building Materials 1.2%
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A (original cost $800,000; purchased 02/18/16)(e)(f)	5.125		02/15/21		800	836,000
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes, 144A	8.500		04/15/22		2,100	2,262,750

See Notes to Financial Statements.

10

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials (cont’d.)
USG Corp., Sr. Unsec’d. Notes(d)	9.500%		01/15/18		4,750	$5,201,250

						8,300,000

Chemicals 3.6%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, Gtd. Notes, 144A(d)	7.375		05/01/21		14,123	14,935,072
Chemtura Corp., Gtd. Notes	5.750		07/15/21		1,400	1,438,500
Hexion, Inc., Sr. Sec’d. Notes(d)	8.875		02/01/18		675	602,438
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $6,120,000; purchased 07/28/14)(d)(e)(f)	7.500		02/15/19		6,000	5,385,000
W.R. Grace & Co., Gtd. Notes, 144A(d)	5.125		10/01/21		2,200	2,326,500

						24,687,510

Commercial Services 3.4%
Hertz Corp. (The),
Gtd. Notes(d)	4.250		04/01/18		3,125	3,218,750
Gtd. Notes(d)	6.750		04/15/19		2,450	2,492,875
Laureate Education, Inc., Gtd. Notes, 144A(d)	10.000	(a)	09/01/19		3,900	3,500,250
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A	7.000		05/15/18		6,950	7,080,312
Service Corp. International, Sr. Unsec’d. Notes(d)	7.625		10/01/18		5,850	6,537,375

						22,829,562

Computers 0.8%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
Sr. Sec’d. Notes, 144A	4.420		06/15/21		1,605	1,677,122
Sr. Unsec’d. Notes, 144A(d)	5.875		06/15/21		3,800	3,970,989

						5,648,111

Distribution/Wholesale 0.7%
HD Supply, Inc., Gtd. Notes	7.500		07/15/20		900	940,500
VWR Funding, Inc., Gtd. Notes, RegS(d)	4.625		04/15/22	EUR	3,000	3,454,637

						4,395,137

Diversified Financial Services 3.0%
International Lease Finance Corp., Sr. Unsec’d. Notes(d)	8.875		09/01/17		7,500	8,043,750
KCG Holdings, Inc., Sr. Sec’d. Notes, 144A(d)	6.875		03/15/20		1,275	1,233,563

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	11

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Navient Corp.,
Sr. Unsec’d. Notes	6.625%	07/26/21	625	$631,250
Sr. Unsec’d. Notes, MTN(d)	8.450	06/15/18	5,675	6,164,469
OneMain Financial Holdings, Inc., Gtd. Notes, 144A(d)	6.750	12/15/19	3,925	3,970,137

				20,043,169

Electric 5.0%
AES Corp. (The), Sr. Unsec’d. Notes(d)	7.375	07/01/21	1,525	1,730,875
DPL, Inc.,
Sr. Unsec’d. Notes	6.500	10/15/16	99	99,248
Sr. Unsec’d. Notes(d)	6.750	10/01/19	4,648	4,613,140
Sr. Unsec’d. Notes(d)	7.250	10/15/21	2,825	2,740,250
Dynegy, Inc., Gtd. Notes(d)	6.750	11/01/19	10,050	10,238,437
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)	7.875	06/15/17	1,750	1,483,125
Sr. Unsec’d. Notes(d)	9.500	10/15/18	3,375	2,725,312
Sr. Unsec’d. Notes	9.875	10/15/20	650	461,500
Mirant Mid Atlantic LLC, Series B, Pass-Through Trust, Pass-Through Certificates(d)(e)	9.125	06/30/17	1,735	1,622,460
NRG Energy, Inc.,
Gtd. Notes(d)	7.625	01/15/18	5,734	6,135,380
Gtd. Notes	7.875	05/15/21	414	429,525
Gtd. Notes	8.250	09/01/20	1,475	1,522,606
NRG REMA LLC, Series B, Pass-Through Certificates(d)(e)	9.237	07/02/17	193	182,990

				33,984,848

Electrical Components & Equipment 0.2%
Anixter, Inc., Gtd. Notes(d)	5.625	05/01/19	1,000	1,067,500

Entertainment 7.6%
CCM Merger, Inc., Gtd. Notes, 144A (original cost $3,972,708; purchased 05/21/14 - 12/09/15)(d)(e)(f)	9.125	05/01/19	3,725	3,906,594
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes(d)	5.250	03/15/21	2,703	2,811,120
Churchill Downs, Inc.,
Gtd. Notes(d)	5.375	12/15/21	2,477	2,538,925
Gtd. Notes, 144A(d)	5.375	12/15/21	3,290	3,372,250
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes(d)	4.375	11/01/18	1,120	1,160,891
Gtd. Notes	4.375	04/15/21	1,625	1,692,031
Gtd. Notes(d)	4.875	11/01/20	4,650	4,917,933

See Notes to Financial Statements.

12

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Greektown Holdings LLC/Greektown Mothership Corp., Sr. Sec’d. Notes, 144A(d)	8.875%		03/15/19	3,225	$3,378,188
Isle of Capri Casinos, Inc.,
Gtd. Notes(d)	5.875		03/15/21	3,000	3,127,500
Gtd. Notes(d)	8.875		06/15/20	7,775	8,144,312
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $4,741,313; purchased 07/30/13 - 08/25/15)(d)(e)(f)	5.000		08/01/18	4,650	4,719,750
National CineMedia LLC,
Sr. Sec’d. Notes	6.000		04/15/22	675	700,313
Sr. Unsec’d. Notes(d)	7.875		07/15/21	2,500	2,587,500
Penn National Gaming, Inc., Sr. Unsec’d. Notes	5.875		11/01/21	1,275	1,324,406
Scientific Games Corp., Gtd. Notes(d)	8.125		09/15/18	6,550	6,517,250
Scientific Games International, Inc., Gtd. Notes	6.625		05/15/21	1,300	877,500

					51,776,463

Environmental Control 0.4%
Clean Harbors, Inc.,
Gtd. Notes	5.125		06/01/21	1,800	1,838,250
Gtd. Notes(d)	5.250		08/01/20	950	975,650

					2,813,900

Food 1.4%
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A(d)	9.000		11/01/19	4,250	4,483,750
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes(d)	7.750		07/01/17	1,507	1,578,583
Sr. Unsec’d. Notes, 144A	5.875		08/01/21	1,500	1,563,750
SUPERVALU, Inc., Sr. Unsec’d. Notes(d)	6.750		06/01/21	2,225	1,935,750

					9,561,833

Healthcare-Products 0.8%
Kinetic Concepts, Inc./KCI USA, Inc., Sec’d. Notes	10.500	(a)	11/01/18	2,100	2,144,625
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	4.875		04/15/20	3,325	3,333,313

					5,477,938

Healthcare-Services 7.0%
Centene Corp., Sr. Unsec’d. Notes	5.625		02/15/21	2,875	3,036,719

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	13

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
CHS/Community Health Systems, Inc.,
Gtd. Notes	7.125%		07/15/20	350	$318,283
Gtd. Notes(d)	8.000		11/15/19	10,908	10,485,315
HCA Holdings, Inc., Sr. Unsec’d. Notes	6.250		02/15/21	1,000	1,083,750
HCA, Inc.,
Gtd. Notes(d)	8.000		10/01/18	2,050	2,290,875
Sr. Sec’d. Notes(d)	3.750		03/15/19	1,300	1,348,750
Sr. Sec’d. Notes(d)	6.500		02/15/20	2,000	2,202,500
Kindred Healthcare, Inc., Gtd. Notes(d)	8.000		01/15/20	5,950	6,083,875
LifePoint Health, Inc., Gtd. Notes(d)	5.500		12/01/21	2,000	2,099,180
Select Medical Corp., Gtd. Notes(d)	6.375		06/01/21	2,000	1,978,760
Surgery Center Holdings, Inc., Gtd. Notes, 144A	8.875		04/15/21	1,450	1,544,250
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.750		06/01/20	1,825	1,854,656
Sr. Sec’d. Notes(d)	6.250		11/01/18	801	850,061
Sr. Unsec’d. Notes(d)	5.000	(a)	03/01/19	8,675	8,349,687
Sr. Unsec’d. Notes	6.750		02/01/20	1,100	1,100,000
Sr. Unsec’d. Notes	8.000		08/01/20	1,250	1,274,219
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	4.750		08/01/22	1,600	1,648,000

					47,548,880

Holding Companies - Diversified 0.3%
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $2,100,000; purchased 06/26/14)(d)(e)(f)	7.500		08/15/19	2,100	2,068,500

Home Builders 8.6%
Beazer Homes USA, Inc.,
Gtd. Notes(d)	5.750		06/15/19	4,875	4,759,219
Sec’d. Notes(d)	6.625		04/15/18	8,250	8,394,375
CalAtlantic Group, Inc., Gtd. Notes(d)	8.375		05/15/18	7,750	8,525,000
KB Home,
Gtd. Notes(d)	4.750		05/15/19	3,950	4,038,875
Gtd. Notes(d)	7.250		06/15/18	3,500	3,766,875
Lennar Corp.,
Gtd. Notes(d)	4.500		06/15/19	3,125	3,273,437
Gtd. Notes(d)	4.500		11/15/19	5,000	5,256,250
M/I Homes, Inc., Gtd. Notes(d)	6.750		01/15/21	2,500	2,575,000
Meritage Homes Corp., Gtd. Notes(d)	4.500		03/01/18	3,161	3,232,123
PulteGroup, Inc., Gtd. Notes	4.250		03/01/21	2,275	2,351,781
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	5.250		04/15/21	1,550	1,577,125
TRI Pointe Group, Inc., Gtd. Notes(d)	4.875		07/01/21	2,900	2,950,750

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
WCI Communities, Inc., Gtd. Notes(d)	6.875%	08/15/21	5,045	$5,183,737
William Lyon Homes, Inc., Gtd. Notes(d)	8.500	11/15/20	2,125	2,236,563

				58,121,110

Internet 0.9%
Ancestry.com, Inc., Gtd. Notes(d)	11.000	12/15/20	5,571	5,974,898

Leisure Time 1.1%
NCL Corp. Ltd.,
Sr. Unsec’d. Notes, 144A	4.625	11/15/20	2,100	2,121,000
Sr. Unsec’d. Notes, 144A	5.250	11/15/19	1,600	1,636,000
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250	03/15/18	1,650	1,773,750
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $1,711,125; purchased 04/19/16 - 06/09/16)(e)(f)	8.500	10/15/22	1,850	1,632,625

				7,163,375

Lodging 4.8%
Boyd Gaming Corp., Gtd. Notes(d)	9.000	07/01/20	6,208	6,539,389
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A	8.500	12/01/21	2,850	2,956,875
MGM Resorts International,
Gtd. Notes	6.625	12/15/21	500	553,440
Gtd. Notes(d)	7.625	01/15/17	6,889	7,064,050
Gtd. Notes(d)	8.625	02/01/19	7,500	8,493,750
Station Casinos LLC, Gtd. Notes(d)	7.500	03/01/21	4,750	5,023,125
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A (original cost $1,746,000; purchased 03/14/16)(e)(f)	6.375	06/01/21	1,800	1,791,000

				32,421,629

Machinery-Construction & Mining 0.4%
Terex Corp., Gtd. Notes(d)	6.500	04/01/20	2,750	2,798,125

Machinery-Diversified 1.0%
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $1,557,750; purchased 02/26/16)(d)(e)(f)	8.750	12/15/19	1,675	1,725,250
CNH Industrial Capital LLC, Gtd. Notes(d)	4.375	11/06/20	2,775	2,854,864
SPX FLOW, Inc., Gtd. Notes(d)	6.875	09/01/17	1,855	1,936,212

				6,516,326

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	15

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media 8.6%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes(d)	7.750%	04/15/18	1,465	$1,569,381
Sr. Unsec’d. Notes(d)	8.625	09/15/17	7,381	7,842,313
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.250	09/30/22	1,800	1,874,250
Sr. Unsec’d. Notes(d)	6.625	01/31/22	4,885	5,159,781
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	830	825,331
Sr. Unsec’d. Notes, 144A(d)	6.375	09/15/20	8,785	9,059,531
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	7.625	03/15/20	260	247,000
DISH DBS Corp.,
Gtd. Notes(d)	4.250	04/01/18	2,355	2,416,819
Gtd. Notes(d)	5.125	05/01/20	6,275	6,424,031
Gtd. Notes(d)	7.875	09/01/19	1,900	2,099,500
Entercom Radio LLC, Gtd. Notes(d)	10.500	12/01/19	5,000	5,250,000
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	5.500	04/15/21	950	978,500
Midcontinent Communications & Midcontinent Finance Corp., Gtd. Notes, 144A	6.250	08/01/21	725	755,813
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes(d)	4.500	10/01/20	1,500	1,537,500
Sinclair Television Group, Inc.,
Gtd. Notes	5.375	04/01/21	1,500	1,560,000
Gtd. Notes	6.375	11/01/21	1,850	1,947,125
Univision Communications, Inc.,
Gtd. Notes, 144A (original cost $5,856,464; purchased 08/26/15 - 07/05/16)(d)(e)(f)	8.500	05/15/21	5,589	5,866,376
Sr. Sec’d. Notes, 144A (original cost $2,685,563; purchased 04/29/16 - 05/09/16)(d)(e)(f)	6.750	09/15/22	2,525	2,695,438

				58,108,689

Mining 1.4%
Alcoa, Inc., Sr. Unsec’d. Notes(d)	6.750	07/15/18	2,700	2,929,500
Freeport-McMoRan, Inc., Gtd. Notes(d)	2.300	11/14/17	5,070	5,057,325
International Wire Group, Inc., Sr. Sec’d. Notes, 144A	10.750	08/01/21	1,675	1,612,188

				9,599,013

Miscellaneous Manufacturing 0.8%
Koppers, Inc., Gtd. Notes(d)	7.875	12/01/19	5,160	5,276,100

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Oil & Gas 1.4%
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A(d)	10.750%	02/15/20		2,550	$2,518,125
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A(d)	5.500	08/01/20		1,050	1,063,125
Gtd. Notes, 144A(d)	6.250	04/15/21		3,300	3,366,000
Western Refining, Inc., Gtd. Notes	6.250	04/01/21		1,072	996,960
WPX Energy, Inc., Sr. Unsec’d. Notes(d)	7.500	08/01/20		1,825	1,797,625

					9,741,835

Oil & Gas Services 0.1%
PHI, Inc., Gtd. Notes	5.250	03/15/19		425	391,000
SESI LLC, Gtd. Notes	6.375	05/01/19		475	458,375

					849,375

Packaging & Containers 3.5%
AEP Industries, Inc., Sr. Unsec’d. Notes(d)	8.250	04/15/19		6,110	6,216,925
Ball Corp., Gtd. Notes	3.500	12/15/20	EUR	1,050	1,294,231
Greif, Inc.,
Sr. Unsec’d. Notes(d)	6.750	02/01/17		865	879,056
Sr. Unsec’d. Notes(d)	7.750	08/01/19		6,550	7,336,000
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A(d)	9.500	08/15/19		3,600	3,411,000
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $2,974,219; purchased 11/04/15 - 02/09/16)(d)(e)(f)	6.500	10/01/21		3,025	3,100,625
Sealed Air Corp., Gtd. Notes, 144A(d)	6.500	12/01/20		1,260	1,444,275

					23,682,112

Pharmaceuticals 1.7%
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19		1,413	1,427,130
NBTY, Inc., Sr. Unsec’d. Notes, 144A	7.625	05/15/21		3,350	3,417,000
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A(d)	5.375	03/15/20		5,375	4,793,828
Gtd. Notes, 144A(d)	6.375	10/15/20		2,390	2,156,975

					11,794,933

Pipelines 1.0%
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A (original cost $1,924,325; purchased 06/23/16)(e)(f)	5.625	04/15/20		1,910	1,967,300
Sr. Unsec’d. Notes, 144A (original cost $2,842,188; purchased 01/10/13 - 02/22/13)(d)(e)(f)	6.000	01/15/19		2,850	2,946,187

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	17

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Gtd. Notes	6.125%	10/15/21	1,625	$1,690,163

				6,603,650

Real Estate 0.3%
Realogy Group LLC /Realogy Co-issuer Corp., Gtd. Notes, 144A(d)	5.250	12/01/21	1,725	1,802,625

Real Estate Investment Trusts (REITs) 0.6%
DuPont Fabros Technology LP, Gtd. Notes(d)	5.875	09/15/21	2,480	2,599,350
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes(d)	6.375	02/15/22	1,475	1,548,750

				4,148,100

Retail 2.9%
Dollar Tree, Inc., Gtd. Notes, 144A	5.250	03/01/20	850	884,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes(d)	8.625	06/15/20	1,000	1,010,000
GameStop Corp., Gtd. Notes, 144A(d)	6.750	03/15/21	1,300	1,313,000
L Brands, Inc.,
Gtd. Notes	6.625	04/01/21	500	573,750
Gtd. Notes(d)	8.500	06/15/19	1,150	1,342,625
Landry’s, Inc., Gtd. Notes, 144A (original cost $9,951,319; purchased 11/20/14 - 07/14/16)(d)(e)(f)	9.375	05/01/20	9,273	9,759,832
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000	10/15/21	2,960	2,508,896
Yum! Brands, Inc., Sr. Unsec’d. Notes(d)	3.875	11/01/20	2,500	2,550,000

				19,942,103

Semiconductors 1.2%
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	6.000	01/15/22	7,990	8,437,440

Software 2.5%
Activision Blizzard, Inc., Gtd. Notes, 144A	5.625	09/15/21	1,000	1,046,545
Change Healthcare Holdings, Inc., Gtd. Notes(d)	11.000	12/31/19	8,700	9,200,250
First Data Corp., Sr. Sec’d. Notes, 144A	6.750	11/01/20	285	297,113
Infor US, Inc., Sr. Sec’d. Notes, 144A (original cost $3,532,443; purchased 08/11/15 - 02/03/16)(d)(e)(f)	5.750	08/15/20	3,552	3,747,360
Nuance Communications, Inc., Gtd. Notes, 144A(d)	5.375	08/15/20	2,795	2,864,875

				17,156,143

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications 5.4%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A(d)	14.750%	12/01/16	2,500	$2,603,125
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	6.625	06/01/20	3,847	3,985,492
CommScope, Inc., Sr. Sec’d. Notes, 144A(d)	4.375	06/15/20	3,475	3,588,806
Frontier Communications Corp., Sr. Unsec’d. Notes(d)	8.125	10/01/18	1,500	1,650,000
Level 3 Financing, Inc., Gtd. Notes(d)	6.125	01/15/21	4,810	5,008,413
Qwest Capital Funding, Inc., Gtd. Notes(d)	6.500	11/15/18	4,000	4,220,000
Sprint Communications, Inc., Sr. Unsec’d. Notes(d)	8.375	08/15/17	5,850	6,062,062
T-Mobile USA, Inc.,
Gtd. Notes	6.464	04/28/19	251	255,706
Gtd. Notes(d)	6.542	04/28/20	1,375	1,419,688
Gtd. Notes	6.625	11/15/20	1,000	1,030,000
West Corp., Sr. Sec’d. Notes, 144A(d)	4.750	07/15/21	3,110	3,133,325
Windstream Services LLC, Gtd. Notes(d)	7.875	11/01/17	3,750	3,956,250

				36,912,867

Textiles 0.2%
Springs Industries, Inc., Sr. Sec’d. Notes	6.250	06/01/21	1,500	1,552,500

Transportation 0.7%
XPO Logistics, Inc., Sr. Unsec’d. Notes, 144A(d)	7.875	09/01/19	4,450	4,616,875

TOTAL CORPORATE BONDS (cost $589,330,353)				590,817,585

FOREIGN BONDS 43.3%

Argentina 1.4%
Argentine Republic Government International Bond, Sr. Unsec’d. Notes, 144A	6.250	04/22/19	3,000	3,180,000
Cablevision SA, Sr. Unsec’d. Notes, 144A	6.500	06/15/21	2,286	2,354,580
YPF SA,
Sr. Unsec’d. Notes, 144A	8.875	12/19/18	3,330	3,613,050
Sr. Unsec’d. Notes, RegS	8.875	12/19/18	400	434,000

				9,581,630

Australia 0.4%
Bluescope Steel Finance Ltd./BlueScope Steel Finance USA LLC, Gtd. Notes, 144A(d)	6.500	05/15/21	2,435	2,562,838

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	19

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Barbados 0.4%
Columbus International, Inc.,
Gtd. Notes, 144A (original cost $1,899,500; purchased 08/03/15 - 08/26/15)(e)(f)	7.375%	03/30/21		1,800	$1,920,978
Gtd. Notes, RegS (original cost $1,075,000; purchased 06/11/15)(e)(f)	7.375	03/30/21		1,000	1,067,210

					2,988,188

Brazil 3.5%
Bertin SA/Bertin Finance Ltd.,
Gtd. Notes, 144A(d)	10.250	10/05/16		1,980	2,002,275
Gtd. Notes, RegS(d)	10.250	10/05/16		6,000	6,067,500
Braskem Finance Ltd., Gtd. Notes, 144A	5.750	04/15/21		1,000	1,040,000
Brazilian Government International Bond, Sr. Unsec’d. Notes	2.875	04/01/21	EUR	1,400	1,563,251
JBS SA, Sr. Unsec’d. Notes, RegS	10.500	08/04/16		340	340,425
JBS USA LLC/JBS USA Finance, Inc., Gtd. Notes, 144A (original cost $1,068,500; purchased 06/10/15)(e)(f)	8.250	02/01/20		1,000	1,037,500
Minerva Luxembourg SA, Gtd. Notes, 144A	12.250	02/10/22		3,325	3,665,812
Petrobras Global Finance BV,
Gtd. Notes(d)	6.125	10/06/16		2,000	2,005,000
Gtd. Notes(d)	8.375	05/23/21		5,375	5,682,719

					23,404,482

Canada 5.4%
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A(d)	4.750	04/15/19		1,525	1,498,312
Sr. Unsec’d. Notes, 144A(d)	7.500	03/15/18		2,684	2,784,650
Brookfield Residential Properties, Inc., Gtd. Notes, 144A(d)	6.500	12/15/20		3,025	3,085,500
Cogeco Communications, Inc., Gtd. Notes, 144A	4.875	05/01/20		500	515,000
Cott Beverages, Inc., Gtd. Notes(d)	6.750	01/01/20		4,500	4,719,375
Kinross Gold Corp., Gtd. Notes	5.125	09/01/21		2,100	2,152,500
Kissner Milling Co. Ltd., Sr. Sec’d. Notes, 144A (original cost $865,000; purchased 05/15/14)(d)(e)(f)	7.250	06/01/19		865	873,650
Lundin Mining Corp., Sr. Sec’d. Notes, 144A(d)	7.500	11/01/20		3,875	4,088,900
Mercer International, Inc., Sr. Unsec’d. Notes	7.000	12/01/19		1,898	1,921,725
Teck Resources Ltd.,
Gtd. Notes	3.000	03/01/19		4,820	4,615,391
Gtd. Notes, 144A(d)	8.000	06/01/21		2,100	2,241,750

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Canada (cont’d.)
Telesat Canada/Telesat LLC, Gtd. Notes, 144A(d)	6.000%		05/15/17		7,240	$7,221,900
Tembec Industries, Inc., Sr. Sec’d. Notes, 144A(d)	9.000		12/15/19		1,250	978,125

						36,696,778

Colombia 0.1%
Pacific Exploration & Production Corp., Gtd. Notes, 144A(g)	7.250		12/12/21		4,000	660,000

Dominican Republic 0.2%
Dominican Republic International Bond, Sr. Unsec’d. Notes, RegS	7.500		05/06/21		1,405	1,573,600

France 2.9%
Cerba European Lab SAS, Sr. Sec’d. Notes, RegS	7.000		02/01/20	EUR	1,700	1,977,584
ContourGlobal Power Holdings SA, Sr. Sec’d. Notes, 144A(e)	5.125		06/15/21	EUR	2,800	3,214,154
Dry Mix Solutions Investissements SAS,
Sr. Sec’d. Notes, 144A(d)	3.987	(a)	06/15/21	EUR	3,500	3,893,454
Sr. Sec’d. Notes, RegS	3.987	(a)	06/15/21	EUR	500	556,208
Holding Medi-Partenaires SAS, Sr. Sec’d. Notes, RegS(d)	7.000		05/15/20	EUR	3,000	3,523,897
Picard Groupe SAS, Sr. Sec’d. Notes, 144A	4.250	(a)	08/01/19	EUR	775	867,983
Rexel SA, Sr. Unsec’d. Notes, 144A	5.250		06/15/20		450	468,000
THOM Europe SAS, Sr. Sec’d. Notes, 144A(d)	7.375		07/15/19	EUR	2,500	2,940,634
Verallia Packaging SASU, Sr. Sec’d. Notes, 144A	5.125		08/01/22	EUR	2,000	2,356,196

						19,798,110

Germany 2.3%
BMBG Bond Finance SCA, Sr. Sec’d. Notes, 144A	3.000		06/15/21	EUR	2,000	2,293,711
CeramTec Group GmbH, Gtd. Notes, RegS	8.250		08/15/21	EUR	1,500	1,781,821
Schaeffler Holding Finance BV,
Gtd. Notes, 144A	3.250		05/15/19	EUR	2,000	2,274,963
Sr. Sec’d. Notes, PIK, 144A(d)	6.250		11/15/19		1,450	1,508,000
Sr. Sec’d. Notes, PIK, 144A(d)	6.875		08/15/18		2,950	3,012,468
Sr. Sec’d. Notes, PIK, 144A(d)	6.875		08/15/18	EUR	713	816,494
Techem GmbH, Sr. Sec’d. Notes, RegS(d)	6.125		10/01/19	EUR	3,000	3,505,819
ZF North America Capital, Inc., Gtd. Notes, 144A	4.000		04/29/20		225	234,281

						15,427,557

India 0.2%
HT Global IT Solutions Holdings Ltd., Sr. Sec’d. Notes, 144A	7.000		07/14/21		1,375	1,419,936

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	21

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Indonesia 0.2%
TBG Global Pte Ltd.,
Gtd. Notes, 144A	4.625%		04/03/18		800	$814,000
Gtd. Notes, RegS	4.625		04/03/18		500	508,750

						1,322,750

Ireland 1.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A	6.250		01/31/19		950	971,375
Gtd. Notes, 144A	6.750		01/31/21		1,950	2,006,160
eircom Finance DAC, Sr. Sec’d. Notes, 144A	4.500		05/31/22	EUR	1,000	1,126,276
Smurfit Kappa Acquisitions, Gtd. Notes, 144A	4.875		09/15/18		4,038	4,249,995

						8,353,806

Italy 1.8%
GCL Holdings SCA, Sec’d. Notes, RegS	9.375		04/15/18	EUR	1,400	1,610,599
Telecom Italia Capital SA, Gtd. Notes	6.999		06/04/18		4,045	4,398,937
Telecom Italia SpA, Sr. Unsec’d. Notes, EMTN	6.375		06/24/19	GBP	1,000	1,483,375
Wind Acquisition Finance SA,
Sr. Sec’d. Notes, 144A	3.705	(a)	07/15/20	EUR	2,000	2,208,620
Sr. Sec’d. Notes, 144A	6.500		04/30/20		2,600	2,676,388

						12,377,919

Jamaica 0.2%
Digicel Group Ltd., Sr. Unsec’d. Notes, 144A	8.250		09/30/20		500	456,250
Digicel Ltd.,
Sr. Unsec’d. Notes, 144A	6.000		04/15/21		400	371,500
Sr. Unsec’d. Notes, RegS	6.000		04/15/21		500	464,375

						1,292,125

Luxembourg 3.5%
ArcelorMittal,
Sr. Unsec’d. Notes	6.125		06/01/18		4,750	5,011,250
Sr. Unsec’d. Notes	10.850		06/01/19		485	569,875
ConvaTec Finance International SA, Gtd. Notes, PIK, 144A	8.250		01/15/19		1,275	1,281,375
ConvaTec Healthcare E SA,
Gtd. Notes, 144A	10.500		12/15/18		275	282,562
Gtd. Notes, RegS	10.875		12/15/18	EUR	3,570	4,109,581
Coveris Holdings SA, Gtd. Notes, 144A(e)	7.875		11/01/19		1,500	1,507,500
Galapagos SA, Sr. Sec’d. Notes, 144A	4.487	(a)	06/15/21	EUR	5,000	4,980,714

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Luxembourg (cont’d.)
Intelsat Jackson Holdings SA,
Gtd. Notes	7.250%		04/01/19		1,894	$1,415,765
Gtd. Notes	7.250		10/15/20		135	98,213
Millicom International Cellular SA,
Sr. Unsec’d. Notes, 144A	4.750		05/22/20		1,000	1,000,950
Sr. Unsec’d. Notes, RegS	6.625		10/15/21		1,000	1,043,700
Monitchem HoldCo 3 SA, Sr. Sec’d. Notes, RegS	5.250		06/15/21	EUR	1,000	1,123,596
Trionista TopCo GmbH, Sec’d. Notes, RegS	6.875		04/30/21	EUR	1,000	1,176,701

						23,601,782

Mexico 1.6%
Cemex Finance LLC,
Sr. Sec’d. Notes, 144A(d)	9.375		10/12/22		4,415	4,873,057
Sr. Sec’d. Notes, RegS	9.375		10/12/22		4,195	4,630,231
Nemak SAB de CV, Sr. Unsec’d. Notes, 144A	5.500		02/28/23		1,000	1,037,500

						10,540,788

Netherlands 3.5%
Carlson Wagonlit BV, Sr. Sec’d. Notes, 144A (original cost $3,016,933; purchased 04/07/14)(e)(f)	7.500		06/15/19	EUR	2,000	2,322,187
InterXion Holding NV, Sr. Sec’d. Notes, RegS(d)	6.000		07/15/20	EUR	2,500	2,950,640
Lincoln Finance Ltd., Sr. Sec’d. Notes, 144A	6.875		04/15/21	EUR	1,875	2,263,961
NXP BV/NXP Funding LLC,
Gtd. Notes, 144A	3.750		06/01/18		100	102,250
Gtd. Notes, 144A(d)	4.125		06/15/20		3,375	3,476,250
Gtd. Notes, 144A(d)	4.125		06/01/21		3,215	3,311,450
UPCB Finance V Ltd., Sr. Sec’d. Notes, 144A	7.250		11/15/21		5,294	5,558,490
UPCB Finance VI Ltd., Sr. Sec’d. Notes, 144A	6.875		01/15/22		3,600	3,793,500

						23,778,728

New Zealand 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes	9.875		08/15/19		569	584,648
Sr. Sec’d. Notes	5.750		10/15/20		959	990,167

						1,574,815

Norway 0.7%
Lock AS,
Sr. Sec’d. Notes, RegS	5.500	(a)	08/15/20	EUR	500	556,208
Sr. Sec’d. Notes, RegS	7.000		08/15/21	EUR	2,000	2,345,889

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	23

Portfolio of Investments (continued)

as of July 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Norway (cont’d.)
Silk Bidco AS, Sr. Sec’d. Notes, RegS	7.500%		02/01/22	EUR	1,700	$2,000,391

						4,902,488

Peru 0.2%
Peru Enhanced Pass-Through Finance Ltd., Pass-Through Certificates, RegS	1.389	(h)	05/31/18		1,721	1,666,616

Poland 0.4%
Play Finance 2 SA, Sr. Sec’d. Notes, RegS	5.250		02/01/19	EUR	2,550	2,925,323

Russia 3.3%
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes, 144A	4.950		07/19/22		3,500	3,552,500
Sr. Unsec’d. Notes, EMTN, RegS	3.600		02/26/21	EUR	2,000	2,315,188
Sr. Unsec’d. Notes, RegS	4.950		07/19/22		645	654,675
Sr. Unsec’d. Notes, RegS	6.510		03/07/22		1,470	1,602,520
Lukoil International Finance BV, Gtd. Notes, RegS	3.416		04/24/18		1,950	1,969,305
Russian Foreign Bond - Eurobond, Sr. Unsec’d. Notes, RegS	3.500		01/16/19		1,400	1,428,972
Sberbank of Russia Via SB Capital SA,
Sr. Unsec’d. Notes, EMTN, RegS	5.400		03/24/17		1,000	1,019,730
Sr. Unsec’d. Notes, RegS	5.717		06/16/21		500	533,293
Severstal OAO Via Steel Capital SA, Sr. Unsec’d. Notes, EMTN, RegS	4.450		03/19/18		1,500	1,541,250
United Group BV, Sr. Sec’d. Notes, 144A	7.875		11/15/20	EUR	2,500	2,917,994
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC,
Sr. Unsec’d. Notes, 144A	9.125		04/30/18		2,200	2,423,696
Sr. Unsec’d. Notes, RegS	9.125		04/30/18		2,175	2,396,154

						22,355,277

Spain 1.1%
Grupo Antolin Dutch BV, Sr. Sec’d. Notes, RegS(d)	4.750		04/01/21	EUR	3,000	3,492,370
NH Hotel Group SA, Sr. Sec’d. Notes, RegS(d)	6.875		11/15/19	EUR	3,000	3,674,325

						7,166,695

Sweden 0.1%
Verisure Holding AB, Sr. Sec’d. Notes, 144A	6.000		11/01/22	EUR	500	605,568

United Kingdom 8.5%
Alliance Automotive Finance PLC, Sr. Sec’d. Notes, RegS	6.250		12/01/21	EUR	400	480,742

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

United Kingdom (cont’d.)
Anglian Water Osprey Financing PLC, Sr. Sec’d. Notes, EMTN, RegS	7.000%		01/31/18	GBP	2,000	$2,859,979
Bakkavor Finance 2 PLC, Sr. Sec’d. Notes, RegS	8.750		06/15/20	GBP	2,000	2,805,876
Case New Holland Industrial, Inc., Gtd. Notes(d)	7.875		12/01/17		2,000	2,147,500
Fiat Chrysler Automobiles NV, Sr. Unsec’d. Notes(d)	4.500		04/15/20		1,275	1,291,358
Gala Group Finance PLC, Sr. Sec’d. Notes, RegS	8.875		09/01/18	GBP	368	499,671
Grainger PLC, Sr. Sec’d. Notes, RegS	5.000		12/16/20	GBP	4,565	6,221,806
Heathrow Finance PLC, Sr. Sec’d. Notes, EMTN, RegS	5.375		09/01/19	GBP	700	1,002,845
Iceland Bondco PLC, Sr. Sec’d. Notes, 144A	4.778	(a)	07/15/20	GBP	1,074	1,265,034
Innovia Group Finance PLC, Sr. Sec’d. Notes, 144A	4.737	(a)	03/31/20	EUR	2,000	2,236,011
Inovyn Finance PLC, Sr. Sec’d. Notes, 144A	6.250		05/15/21	EUR	600	697,635
Interoute Finco PLC,
Sr. Sec’d. Notes, 144A(d)	7.375		10/15/20	EUR	1,275	1,546,621
Sr. Sec’d. Notes, RegS	7.375		10/15/20	EUR	1,480	1,795,293
Jaguar Land Rover Automotive PLC, Gtd. Notes, 144A(d)	4.250		11/15/19		1,850	1,905,500
Jerrold Finco PLC,
Sr. Sec’d. Notes, EMTN, 144A	9.750		09/15/18	GBP	2,000	2,751,456
Sr. Sec’d. Notes, EMTN, RegS	9.750		09/15/18	GBP	1,400	1,926,019
Kelda Finance No 3 PLC, Sr. Sec’d. Notes, RegS(d)	5.750		02/17/20	GBP	1,370	1,957,323
Melton Renewable Energy UK PLC, Sr. Sec’d. Notes, RegS	6.750		02/01/20	GBP	2,400	3,176,284
Pizzaexpress Financing 2 PLC, Sr. Sec’d. Notes, RegS	6.625		08/01/21	GBP	325	419,488
R&R Ice Cream PLC, Sr. Sec’d. Notes, RegS(d)	5.500		05/15/20	GBP	2,500	3,388,863
Stonegate Pub Co. Financing PLC, Sr. Sec’d. Notes, 144A(d)	5.750		04/15/19	GBP	3,000	4,016,411
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes	5.500		01/15/21	GBP	1,500	2,139,029
Sr. Sec’d. Notes, RegS	6.000		04/15/21	GBP	1,130	1,559,611
Viridian Group FundCo II Ltd., Sr. Sec’d. Notes, RegS	7.500		03/01/20	EUR	2,750	3,213,237
Voyage Care Bondco PLC, Sr. Sec’d. Notes, RegS	6.500		08/01/18	GBP	2,030	2,624,815
William Hill PLC, Gtd. Notes, RegS	4.250		06/05/20	GBP	2,500	3,410,866

						57,339,273

TOTAL FOREIGN BONDS (cost $308,689,310)						293,917,072

TOTAL LONG-TERM INVESTMENTS (cost $968,208,853)						951,930,655

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	25

Portfolio of Investments (continued)

as of July 31, 2016

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 0.6%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $4,338,607)(Note 3)(i)	4,338,607	$4,338,607

TOTAL INVESTMENTS 140.9% (cost $972,547,460)(Note 5)		956,269,262
Liabilities in excess of other assets(j) (40.9)%		(277,713,511)

NET ASSETS 100.0%		$678,555,751

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

EMTN—Euro Medium Term Note

MTN—Medium Term Note

OJSC—Open Joint-Stock Company

OTC—Over-the-counter

PIK—Payment-in-Kind

EUR—Euro

GBP—British Pound

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at July 31, 2016.
(b)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $2,135,000 and 0.3% of net assets.
(c)	Interest rate not available as of July 31, 2016.
(d)	Represents security, or portion thereof, with an aggregate value of $562,171,003 segregated as collateral for amount of $280,000,000 borrowed and outstanding as of July 31, 2016.
(e)	Indicates a security or securities that have been deemed illiquid. (unaudited)
(f)	Indicates a restricted security; the aggregate original cost of the restricted securities is $60,440,350. The aggregate value of $59,369,362 is approximately 8.7% of net assets.
(g)	Represents issuer in default on interest payments. Non-income producing security.
(h)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(i)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(j)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

26

Forward foreign currency exchange contracts outstanding at July 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 08/02/16	Barclays Capital Group	GBP	1,901	$2,541,680	$2,515,463	$(26,217)
Expiring 08/02/16	Goldman Sachs & Co.	GBP	39,517	51,857,538	52,299,404	441,866
Expiring 09/02/16	UBS AG	GBP	671	888,166	888,557	391
Euro,
Expiring 08/02/16	Bank of America	EUR	12,020	13,217,389	13,438,015	220,626
Expiring 08/02/16	Barclays Capital Group	EUR	12,020	13,202,965	13,438,015	235,050
Expiring 08/02/16	Barclays Capital Group	EUR	1,143	1,270,840	1,277,533	6,693
Expiring 08/02/16	Citigroup Global Markets	EUR	12,020	13,215,946	13,438,015	222,069
Expiring 08/02/16	Deutsche Bank AG	EUR	12,020	13,208,374	13,438,015	229,641
Expiring 08/02/16	Goldman Sachs & Co.	EUR	12,020	13,213,182	13,438,015	224,833
Expiring 08/02/16	Hong Kong & Shanghai Bank	EUR	12,020	13,211,259	13,438,015	226,756
Expiring 08/02/16	JPMorgan Chase	EUR	12,020	13,215,646	13,438,015	222,369
Expiring 08/02/16	Morgan Stanley	EUR	12,020	13,203,326	13,438,015	234,689
Expiring 08/02/16	UBS AG	EUR	12,020	13,207,533	13,438,015	230,482

				$175,453,844	$177,923,092	$2,469,248

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
British Pound,
Expiring 08/02/16	Goldman Sachs & Co.	GBP	41,418	$54,489,670	$54,814,867	$(325,197)
Expiring 09/02/16	Barclays Capital Group	GBP	1,021	1,356,676	1,352,469	4,207
Expiring 09/02/16	Goldman Sachs & Co.	GBP	39,517	51,880,457	52,327,453	(446,996)
Euro,
Expiring 08/02/16	Bank of America	EUR	13,370	14,694,720	14,947,346	(252,626)
Expiring 08/02/16	Barclays Capital Group	EUR	13,370	14,695,522	14,947,346	(251,824)
Expiring 08/02/16	Citigroup Global Markets	EUR	13,370	14,695,923	14,947,346	(251,423)
Expiring 08/02/16	Deutsche Bank AG	EUR	13,370	14,695,121	14,947,346	(252,225)
Expiring 08/02/16	Goldman Sachs & Co.	EUR	13,370	14,695,522	14,947,346	(251,824)
Expiring 08/02/16	Hong Kong & Shanghai Bank	EUR	2,362	2,601,692	2,640,901	(39,209)
Expiring 08/02/16	JPMorgan Chase	EUR	13,370	14,695,255	14,947,346	(252,091)
Expiring 08/02/16	Morgan Stanley	EUR	13,370	14,695,389	14,947,346	(251,957)
Expiring 08/02/16	UBS AG	EUR	13,370	14,695,455	14,947,346	(251,891)
Expiring 09/02/16	Bank of America	EUR	12,020	13,234,337	13,455,754	(221,417)
Expiring 09/02/16	Barclays Capital Group	EUR	12,020	13,219,853	13,455,754	(235,901)
Expiring 09/02/16	Barclays Capital Group	EUR	1,697	1,899,346	1,899,246	100
Expiring 09/02/16	Citigroup Global Markets	EUR	12,020	13,232,942	13,455,754	(222,812)

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	27

Portfolio of Investments (continued)

as of July 31, 2016

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Euro, (cont’d.)
Expiring 09/02/16	Deutsche Bank AG	EUR	12,020	$13,225,647	$13,455,754	$(230,107)
Expiring 09/02/16	Goldman Sachs & Co.	EUR	12,020	13,230,310	13,455,754	(225,444)
Expiring 09/02/16	Hong Kong & Shanghai Bank	EUR	12,020	13,228,086	13,455,754	(227,668)
Expiring 09/02/16	JPMorgan Chase	EUR	12,020	13,232,774	13,455,754	(222,980)
Expiring 09/02/16	Morgan Stanley	EUR	12,020	13,220,274	13,455,754	(235,480)
Expiring 09/02/16	UBS AG	EUR	12,020	13,224,841	13,455,754	(230,913)

				$348,839,812	$353,715,490	(4,875,678)

						$(2,406,430)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$65,060,998	$2,135,000
Corporate Bonds	—	590,817,585	—
Foreign Bonds
Argentina	—	9,581,630	—
Australia	—	2,562,838	—
Barbados	—	2,988,188	—
Brazil	—	23,404,482	—
Canada	—	36,696,778	—
Colombia	—	660,000	—
Dominican Republic	—	1,573,600	—
France	—	19,798,110	—
Germany	—	15,427,557	—
India	—	1,419,936	—
Indonesia	—	1,322,750	—

See Notes to Financial Statements.

28

	Level 1	Level 2	Level 3
Foreign Bonds (continued)
Ireland	$—	$8,353,806	$—
Italy	—	12,377,919	—
Jamaica	—	1,292,125	—
Luxembourg	—	23,601,782	—
Mexico	—	10,540,788	—
Netherlands	—	23,778,728	—
New Zealand	—	1,574,815	—
Norway	—	4,902,488	—
Peru	—	1,666,616	—
Poland	—	2,925,323	—
Russia	—	22,355,277	—
Spain	—	7,166,695	—
Sweden	—	605,568	—
United Kingdom	—	57,339,273	—
Affiliated Mutual Fund	4,338,607	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	(2,406,430)	—

Total	$4,338,607	$947,389,225	$2,135,000

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2016 were as follows (unaudited):

Telecommunications	11.4%
Media	10.9
Home Builders	9.2
Entertainment	9.0
Healthcare-Services	8.3
Electric	6.5
Lodging	5.4
Chemicals	5.3
Oil & Gas	4.6
Packaging & Containers	4.6
Diversified Financial Services	4.6
Food	4.6
Retail	4.5
Commercial Services	4.3
Building Materials	3.7
Mining	3.4
Software	3.1
Auto Parts & Equipment	2.5
Semiconductors	2.2
Machinery-Diversified	2.0%
Pharmaceuticals	1.7
Miscellaneous Manufacturing	1.6
Healthcare-Products	1.6
Airlines	1.6
Technology	1.6
Internet	1.5
Leisure Time	1.5
Iron/Steel	1.4
Media & Entertainment	1.3
Real Estate	1.2
Foreign Agencies	1.1
Forest Products & Paper	1.0
Transportation	1.0
Pipelines	1.0
Foods	0.9
Distribution/Wholesale	0.9
Computers	0.8
Packaging	0.8

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	29

Portfolio of Investments (continued)

as of July 31, 2016

Environmental Control	0.7%
Beverages	0.7
Electronics	0.7
Other Industry	0.7
Affiliated Mutual Fund	0.6
Real Estate Investment Trusts (REITs)	0.6
Holding Companies—Diversified	0.6
Building Materials & Construction	0.5
Auto Manufacturers	0.5
Water	0.4
Machinery-Construction & Mining	0.4
Consumer Products	0.4
Agriculture	0.3%
Banks	0.3
Textiles	0.2
Electrical Components & Equipment	0.2
Construction Machinery	0.2
Engineering & Construction	0.1
Gaming	0.1
Oil & Gas Services	0.1

140.9
Liabilities in excess of other assets	(40.9)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of July 31, 2016 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$2,499,772	Unrealized depreciation on OTC forward foreign currency exchange contracts	$4,906,202

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(1)
Foreign exchange contracts	$12,156,750

See Notes to Financial Statements.

30

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts(2)
Foreign exchange contracts	$(4,339,153)

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended July 31, 2016, the Fund’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)	Forward Foreign Currency Exchange Contracts—Sold(1)
$162,912,830	$322,487,134

(1)	Value at Settlement Date.

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received	Net Amount
Bank of America	$220,626	$(220,626)	$—	$—
Barclays Capital Group	246,050	(246,050)	—	—
Citigroup Global Markets	222,069	(222,069)	—	—
Deutsche Bank AG	229,641	(229,641)	—	—
Goldman Sachs & Co.	666,699	(666,699)	—	—
Hong Kong & Shanghai Bank	226,756	(226,756)	—	—
JPMorgan Chase	222,369	(222,369)	—	—
Morgan Stanley	234,689	(234,689)	—	—
UBS AG	230,873	(230,873)	—	—

	$2,499,772

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	31

Portfolio of Investments (continued)

as of July 31, 2016

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged	Net Amount
Bank of America	$(474,043)	$220,626	$—	$(253,417)
Barclays Capital Group	(513,942)	246,050	260,000	(7,892)
Citigroup Global Markets	(474,235)	222,069	—	(252,166)
Deutsche Bank AG	(482,332)	229,641	—	(252,691)
Goldman Sachs & Co.	(1,249,461)	666,699	—	(582,762)
Hong Kong & Shanghai Bank	(266,877)	226,756	—	(40,121)
JPMorgan Chase	(475,071)	222,369	—	(252,702)
Morgan Stanley	(487,437)	234,689	—	(252,748)
UBS AG	(482,804)	230,873	—	(251,931)

	$(4,906,202)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

32

Statement of Assets & Liabilities

as of July 31, 2016

Assets
Investments at value:
Unaffiliated investments (cost $968,208,853)	$951,930,655
Affiliated investments (cost $4,338,607)	4,338,607
Cash	38,146
Foreign currency, at value (cost $996,458)	1,008,944
Dividends and interest receivable	16,006,846
Receivable for investments sold	3,396,774
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,499,772
Cash segregated for Counterparty—OTC	260,000

Total assets	979,479,744

Liabilities
Loan payable (Note 7)	280,000,000
Payable for investments purchased	14,822,625
Unrealized depreciation on OTC forward foreign currency exchange contracts	4,906,202
Management fee payable	688,546
Loan interest payable (Note 7)	305,859
Accrued expenses and other liabilities	165,588
Deferred directors’ fees	35,173

Total liabilities	300,923,993

Net Assets	$678,555,751

Net assets were comprised of:
Common stock, at par	$40,924
Paid-in capital in excess of par	780,139,798

780,180,722
Undistributed net investment income	9,742,839
Accumulated net realized loss on investment and foreign currency transactions	(92,655,245)
Net unrealized depreciation on investments and foreign currencies	(18,712,565)

Net assets, July 31, 2016	$678,555,751

Net asset value and redemption price per share ($678,555,751 ÷ 40,923,879 shares of common stock issued and outstanding)	$16.58

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	33

Statement of Operations

Year Ended July 31, 2016

Net Investment Income (Loss)
Income
Interest income	$53,626,033
Affiliated dividend income	45,508

Total income	53,671,541

Expenses
Management fee	7,994,250
Loan interest expense	3,039,836
Excise tax expenses	165,000
Custodian and accounting fees	121,000
Legal fees and expenses	88,000
Shareholders’ reports	83,000
Audit fee	50,000
Registration fees	42,000
Directors’ fees	31,000
Transfer agent’s fees and expenses	20,000
Insurance expenses	8,000
Miscellaneous	12,063

Total expenses	11,654,149

Net investment income (loss)	42,017,392

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(33,510,024)
Foreign currency transactions	11,415,152

(22,094,872)

Net change in unrealized appreciation (depreciation) on:
Investments	18,920,111
Foreign currencies	(4,242,750)

14,677,361

Net gain (loss) on investment and foreign currency transactions	(7,417,511)

Net Increase (Decrease) In Net Assets Resulting From Operations	$34,599,881

See Notes to Financial Statements.

34

Statement of Changes in Net Assets

	Year Ended July 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,017,392	$47,065,914
Net realized gain (loss) on investment and foreign currency transactions	(22,094,872)	802,151
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	14,677,361	(32,649,391)

Net increase (decrease) in net assets resulting from operations	34,599,881	15,218,674

Dividends from net investment income (Note 1)	(54,633,378)	(71,780,484)

Total increase (decrease)	(20,033,497)	(56,561,810)

Net Assets:
Beginning of year	698,589,248	755,151,058

End of year(a)	$678,555,751	$698,589,248

(a) Includes undistributed net investment income of:	$9,742,839	$9,429,823

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	35

Statement of Cash Flows

For the Year Ended July 31, 2016

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends paid (excluding discount and premium amortization of $(10,068,395))	$63,565,505
Operating expenses paid	(8,568,841)
Loan interest paid	(2,741,164)
Purchases of long-term portfolio investments	(582,501,289)
Proceeds from disposition of long-term portfolio investments	544,107,914
Net purchases and sales of short-term investments	9,511,919
Decrease in receivable for investments sold	5,630,096
Increase in payable for investments purchased	5,668,887
Cash segregated for Counterparty—OTC	(260,000)
Net cash received for foreign currency transactions	11,415,152
Effect of exchange rate changes	96,403

Net cash provided from operating activities	45,924,582

Cash flows from financing activities:
Cash dividends paid	(54,854,372)
Increase in borrowing	5,000,000

Net cash used in financing activities	(49,854,372)

Net increase /(decrease) in cash	(3,929,790)
Cash at beginning of year, including foreign currency	4,976,880

Cash at end of year, including foreign currency	1,047,090

Reconciliation of Net Increase in Net Assets to Net Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$34,599,881

Decrease in investments	(18,813,061)
Net realized loss on investment and foreign currency transactions	22,094,872
Increase in net unrealized appreciation on investments and foreign currencies	(14,677,361)
Net cash received for foreign currency transactions	11,415,152
Effect of exchange rate changes	96,403
Increase in interest and dividends receivable	(174,431)
Decrease in receivable for investments sold	5,630,096
Cash segregated for Counterparty—OTC	(260,000)
Increase in payable for investments purchased	5,668,887
Increase in loan interest payable	298,672
Increase in accrued expenses and other liabilities	33,234
Increase in deferred directors’ fees	12,238

Total adjustments	11,324,701

Net cash provided from operating activities	$45,924,582

See Notes to Financial Statements.

36

Notes to Financial Statements

Prudential Global Short Duration High Yield Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was incorporated as a Maryland corporation on July 23, 2012. The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit

Prudential Global Short Duration High Yield Fund, Inc.	37

Notes to Financial Statements (continued)

ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Fund may invest in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary

38

course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on investments and foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by

Prudential Global Short Duration High Yield Fund, Inc.	39

Notes to Financial Statements (continued)

law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of July 31, 2016, the Fund has not met conditions under such agreements that give the counterparty the right to call for an early termination.

40

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Loan Participations: The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Payment In Kind Securities: The Fund may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

Prudential Global Short Duration High Yield Fund, Inc.	41

Notes to Financial Statements (continued)

PI has received an order from the Securities and Exchange Commission granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PI to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PI, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. However, due to timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of the net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid approximately $165,000 of Federal excise taxes attributable to calendar year 2015 in February 2016. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its Prudential Fixed Income (“PFI”) unit. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

42

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .85% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PI and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. The Fund(s) may also invest in other affiliated mutual funds. Earnings from the Core Fund and other affiliated mutual funds are disclosed on the Statement of Operations as “Affiliated dividend income”.

Note 4. Fund Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended July 31, 2016, aggregated $580,131,489 and $542,510,198, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended July 31, 2016, the adjustments were to increase undistributed net investment income by $12,929,002, increase accumulated net realized loss on investment and foreign currency transactions by $12,763,760 and decrease paid-in capital by $165,242 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions

Prudential Global Short Duration High Yield Fund, Inc.	43

Notes to Financial Statements (continued)

involving foreign currencies, non-deductible excise tax paid and paydown gains/losses. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the years ended July 31, 2016 and July 31, 2015, the tax character of dividends paid by the Fund were $54,633,378 and $71,780,484 of ordinary income, respectively.

As of July 31, 2016, the accumulated undistributed earnings on a tax basis was $7,753,253 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of July 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$988,504,689	$11,146,091	$(43,381,518)	$(32,235,427)	$(444,781)	$(32,680,208)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes. The other cost basis adjustments are primary attributable to appreciation (depreciation) of foreign currencies, mark-to-market of receivables and payables, securities in default and other book to tax adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2016 of approximately $76,698,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

44

Note 6. Capital

For the year ended July 31, 2016, the Fund did not issue any shares of Common Stock in connection with the Fund’s dividend reinvestment plan. There are 1 billion shares of $0.001 par value Common Stock authorized. As of July 31, 2016, Prudential owned 7,202 shares of Common Stock of the Fund.

Note 7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the credit facility) with a financial institution. The credit facility provides for a maximum commitment of $300 million or 50% of the net asset value based on the most recent fiscal year end. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements.

During the year ended July 31, 2016, the Fund utilized the credit facility and had an average daily outstanding loan balance of $270,860,656 during the 366 day period that the facility was utilized, at an average interest rate of 1.12%. The maximum amount of loan outstanding during the period was $285,000,000. There was a balance of $280,000,000 outstanding at July 31, 2016.

Re-hypothecation: The Board recently approved an amendment to the credit facility, whereby the credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned the financial institution in connection with the re-hypothecation of portfolio securities. Such earnings are disclosed in the statement of operations under Other Income. As of July 31, 2016, there were no earnings to be disclosed.

Note 8. Subsequent Event

Dividends and Distributions: On September 2, 2016 the Fund declared monthly dividends of $0.1000 per share payable on September 30, 2016, October 31, 2016 and November 30, 2016, respectively, to shareholders of record on September 16, 2016, October 14, 2016, and November 18, 2016, respectively. The ex-dates are September 14, 2016, October 12, 2016, and November 16, 2016, respectively.

Prudential Global Short Duration High Yield Fund, Inc.	45

Notes to Financial Statements (continued)

Note 9. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

46

Financial Highlights

	Year Ended July 31,					December 26, 2012(a) through July 31,
	2016		2015	2014		2013(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.07		$18.45	$18.70		$19.10	*
Income (loss) from investment operations:
Net investment income (loss)	1.03		1.15	1.23		.64
Net realized and unrealized gain (loss) on investment transactions	(.18)		(.78)	.02		(.26)
Total from investment operations	.85		.37	1.25		.38
Less Dividends:
Dividends from net investment income	(1.34)		(1.75)	(1.50)		(.75)
Fund share transactions:
Common stock offering costs reimbursed (charged) to paid-in capital in excess of par	-		-	-	(h)	(.04)
Accretion to net asset value from the exercise of the underwriters over-allotment option (Note 6)	-		-	-		.01
Total of share transactions	-		-	-		(.03)
Net asset value, end of period	$16.58		$17.07	$18.45		$18.70
Market price, end of period	$15.38		$14.70	$16.94		$17.18
Total Investment Return(c)	14.69%		(3.28)%	7.39%		(10.52)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$678,556		$698,589	$755,151		$765,475
Average net assets (000)	$669,729		$720,504	$769,943		$761,359
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.74%	(e)	1.61% (e)	1.60%	(e)	1.40%	(e)(f)
Expenses before waivers and/or expense reimbursement	1.74%	(e)	1.61% (e)	1.60%	(e)	1.43%	(e)(f)
Net investment income (loss)	6.27%		6.53%	6.56%		5.70%	(f)
Portfolio turnover rate	59%		62%	65%		34%	(g)
Asset coverage	342%		354%	339%		361%
Total debt outstanding at period-end (000)	$280,000		$275,000	$316,000		$293,000
*	Initial public offering price of $20.00 per share less sales load of $0.90 per share.
(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day of each period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than a full year are not annualized.
(d)	Does not include expenses of the underlying portfolio in which the Fund invests.
(e)	Includes interest expense of 0.45% and a tax expense of 0.02% for the year ended July 31, 2016, 0.36% for the year ended July 31, 2015, 0.36% for the year ended July 31, 2014 and 0.25% for the period ended July 31, 2013.
(f)	Annualized.
(g)	Not annualized.
(h)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential Global Short Duration High Yield Fund, Inc.	47

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Global Short Duration High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Global Short Duration High Yield Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of July 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the three-year period then ended and the period December 26, 2012 (commencement of operations) through July 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2016, and the results of its operations, cash flows, changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 21, 2016

48

Tax Information (unaudited)

For the year ended July 31, 2016, the Fund reports the maximum amount allowable but not less than 68.02% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2016.

Prudential Global Short Duration High Yield Fund, Inc.	49

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a holder of Common Stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Stock. The holders of Common Stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of Common Stock and may re-invest that cash in additional Common Stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”) or (ii) by purchase of outstanding Common Stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the Common Stock plus per share fees (as defined below) is equal to or greater than the NAV per share of Common Stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued Common Stock on behalf of the participants. The number of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of Common Stock on the payment date, provided that, if the NAV per share of Common Stock is less than or equal to 95% of the closing market price per share of Common Stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Stock on the payment date. If, on the payment date for any Dividend, the NAV per share of Common Stock is greater than the closing market value per share of Common Stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of Common Stock acquired on behalf of the participants in Open-Market Purchases.

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“Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of Common Stock exceeds the NAV per share of Common Stock, the average per share purchase price paid by the Plan Administrator for Common Stock may exceed the NAV per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the Dividend had been paid in Newly Issued Common Stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Stock at the NAV per share of Common Stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of Common Stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of Common Stock such as banks, brokers or nominees that hold shares of Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the

Prudential Global Short Duration High Yield Fund, Inc.	51

Other Information (continued)

Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of Common Stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of Common Stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon

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notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

Prudential Global Short Duration High Yield Fund, Inc.	53

Management of the Fund (unaudited)

Information about the Directors and Officers of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Ellen S. Alberding (58) Director Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	Since 2013 (Class I)	None.
Kevin J. Bannon (64) Director Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Since 2011 (Class II)	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (64) Director Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Since 2011 (Class III)	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Global Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Independent Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Keith F. Hartstein (59) Director Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	Since 2013 (Class II)	None.
Michael S. Hyland, CFA (70) Director Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	Since 2011 (Class III)	None.
Richard A. Redeker (73) Director & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors) – Executive Committee, Chair of Policy Steering Committee, Governing Council.	Since 2011 (Class I)	None.
Stephen G. Stoneburn (73) Director Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	Since 2011 (Class II)	None.

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Interested Directors
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Term of Office & Length of Time Served	Other Directorships Held
Stuart S. Parker (53) Director & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	Since 2015 (Class I)	None.
Scott E. Benjamin (43) Director & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	Since 2011 (Class III)	None.
Grace C. Torres (57)* Director Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Since 2015 (Class II)	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, Ms. Torres is considered to be an “interested person” under the 1940 Act. Ms. Torres serves as a non-management Interested Director, and receives compensation from the Fund for her service as a Director.

Prudential Global Short Duration High Yield Fund, Inc.

Management of the Fund (continued)

Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (61) Chief Legal Officer	Since 2012	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Chad A. Earnst (41) Chief Compliance Officer	Since 2014	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.
Deborah A. Docs (58) Secretary	Since 2011	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (58) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (41) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

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Fund Officers(a)
Name, Address and Age Position with Fund	Term of Office	Principal Occupation(s) During Past Five Years
Andrew R. French (53) Assistant Secretary	Since 2011	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Since 2013	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
M. Sadiq Peshimam (52) Treasurer & Principal Financial and Accounting Officer	Since 2011	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (58) Assistant Treasurer	Since 2011	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Lana Lomuti (49) Assistant Treasurer	Since 2014	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.
Linda McMullin (55) Assistant Treasurer	Since 2014	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.

(a)	Excludes Mr. Parker and Mr. Benjamin, Interested Directors of the Fund who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Directors are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
•	Unless otherwise noted, the address of all Directors and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4077.
•

The Board of Directors is divided into three classes, each of which has three year terms. Class I term expires in 2019, Class II term expires in 2017 and Class III term expires in 2018. Officers are generally elected by the Board to one-year terms.

•

There is no set term of office for Directors or Officers. The Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Global Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the Board) of Prudential Global Short Duration High Yield Fund, Inc. (the Fund) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Directors). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Investment Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (PI) and the Fund’s subadvisory agreement with PGIM, Inc. (PGIM) on behalf of its Prudential Fixed Income (PFI) unit and the Fund’s sub-subadvisory agreement with PGIM Limited (PGIML). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI, PGIM, and PGIML, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and

Prudential Global Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

between PI and PGIM, which, through its PFI unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, PFI, and PGIML. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (SIRG), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PFI and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser and the sub-subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund PFI and PGIML, and also considered the qualifications, backgrounds and responsibilities of PFI’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PFI’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PFI and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to PI, PFI, and PGIML. The Board noted that PFI and PGIML are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI, the subadvisory services provided to the Fund by PFI and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, PFI and PGIML under the management, subadvisory and sub-subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser and the sub-subadviser are affiliated with PI and that their profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI, PFI and PGIML

The Board considered potential ancillary benefits that might be received by PI, PFI and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PFI and PGIML included the ability to

Prudential Global Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI, PFI and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2015. The Board considered that the Fund commenced operations on December 26, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe (the Lipper Closed End High Yield Leveraged Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 2nd Quartile

Visit our website at prudentialfunds.com

•	The Board noted that the Fund outperformed its benchmark index for the one- and three-year periods.
•	The Board also noted information provided by PI indicating that the Fund’s actual management fee was only four basis points higher than the median of all funds in the Peer Group.
•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to allow the Fund’s performance record to continue to develop and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Global Short Duration High Yield Fund, Inc.

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential family of companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes new ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing service to you and administrating your account or policy
•	processing transactions and claims
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	compliance with laws

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, within Prudential and with other companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution If you agree that your account or policy can be transferred to that financial company.

We may share your personal information within Prudential so that the Prudential companies can market their products and services to you. We may also share consumer report information within Prudential which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information either in a manner consistent with the terms of the plan agreement or in a manner consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with other companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing—Opt Out/Privacy Choice

You may tell us not to share your personal information within Prudential for marketing purposes, and not to share consumer report information within Prudential, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at www.prudential.com/privacyoptout
•	call us at 1-877-248-4019

If you previously told us not to share your personal information within Prudential for marketing purposes, or not to share your consumer report information, you must renew your “opt out” of such sharing through the methods noted above. If you are no longer our customer, we will continue to share your information as described in this notice.

You are not able to limit our ability to share your personal information within Prudential and other companies for servicing and administration purposes.

Questions and Corrections

We will send notices at least once a year, as federal and state laws require. If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below. If we acquire a company prior to delivery of the next annual notice, we may share your information with the acquired company in the same manner as other Prudential companies described in this notice.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); PRIAC Variable Contract Account A; CG Variable Annuity Account I & II (Connecticut General); Pruco Insurance Company of Iowa; All insurance company separate accounts that include the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC; MC Insurance Agency Services, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; Prudential Investment Management, Inc.; Prudential Investment Management Services LLC; Prudential Investments LLC; Prudential Private Placement Investors, L.P.

Bank and Trust Companies

Prudential Bank & Trust. FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

The Asia Pacific Fund, Inc.; Prudential Investments Mutual Funds; Prudential Capital Partners, L.P.; Target Asset Allocation Funds; The Target Portfolio Trust; Advanced Series Trust; The Prudential Series Fund; Private Placement Trust Investors, LLC; All funds that include the following names: Prudential, PCP. or PCEP

Vermont Residents: We will comply with Vermont law when sharing information we collect from or about Vermont residents. Consequently, we will automatically treat all customers who are Vermont residents as having told us not to share their personal information for marketing purposes and not to share consumer report information.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy 0019 Ed. 1/2016 D6021

■ MAIL	■ MAIL (OVERNIGHT)	■ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
■ WEBSITE
www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Theresa C. Thompson, Deputy Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Global Short Duration High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PRUDENTIAL GLOBAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	GHY
CUSIP	74433A109

PICE1001E    0296541-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended July 31, 2016 and July 31, 2015, KPMG, the Registrant’s principal accountant, billed the Registrant $50,147 and $44,625, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended July 31, 2016 and July 31, 2015: none.

(c) Tax Fees

For the fiscal years ended July 31, 2016 and July 31, 2015: none.

(d) All Other Fees

For the fiscal years ended July 31, 2016 and July 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

For the fiscal years ended July 31, 2016 and July 31, 2015: not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2016 and July 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Ellen S. Alberding, Linda W. Bynoe and Richard A. Redeker (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

PROXY VOTING POLICIES OF THE SUBADVISER

PRUDENTIAL FIXED INCOME

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.

Prudential Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, our proxy voting committee will determine the vote. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-US holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote non-US securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between the firm and our clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

Any client may obtain a copy of our proxy voting policy, guidelines and procedures as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

Robert Cignarella, CFA, is a Managing Director and Head of Prudential Fixed Income’s Leveraged Finance Team, which includes the US and European High Yield Bond and Bank Loan sector teams. Previously, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.

Michael J. Collins, CFA, is a Managing Director and Senior Investment Officer for Prudential Fixed Income. He is also senior portfolio manager for Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Daniel Thorogood, CFA is a Vice President and a high yield portfolio manager for Prudential Fixed Income’s High Yield Team. Mr. Thorogood is also responsible for portfolio strategy and managing high yield bond allocations in multi-sector portfolios. Prior to joining the High Yield Team, Mr. Thorogood was a member of Prudential Fixed Income’s Quantitative Research and Risk Management Group. Mr. Thorogood was the head of a team of portfolio analysts who support the firm’s credit-related strategies, including investment grade corporate, high yield corporate, and emerging market debt sectors. The team was primarily responsible for performing detailed portfolio analysis relative to benchmarks, monitoring portfolio risk exposures, and analyzing performance through proprietary return attribution models. Prior to joining the Quantitative Research and Risk Management Group in 1996, Mr. Thorogood was Associate Manager in Prudential Fixed Income’s Trade Support and Operations Unit. He received a BS in Finance from Florida State University and an MBA in Finance from Rutgers University. Mr. Thorogood holds the Chartered Financial Analyst (CFA) designation.

Brian Clapp, CFA, is a Principal and a high yield portfolio manager for Prudential Fixed Income’s High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on Prudential Fixed Income’s Credit Research team. He joined Prudential Financial in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, and an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.

Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for Prudential Fixed Income’s High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in Prudential Fixed Income’s Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of Prudential Financial’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

Ryan Kelly, CFA, is a Principal and a high yield portfolio manager for Prudential Fixed Income’s High Yield Team. Prior to his current position, Mr. Kelly was a senior high yield credit analyst in Prudential Fixed Income’s Credit Research Group, covering the automotive, energy, technology and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was an investment banker at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

Terence Wheat, CFA, is a Principal, global high yield portfolio manager and an emerging markets corporate portfolio manager at Prudential Fixed Income. Previously, he was a high yield portfolio manager for Prudential Fixed Income’s High Yield Team for six years. Mr. Wheat also spent 12 years as a credit analyst in Prudential Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group. Mr. Wheat joined Prudential Financial in 1988. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

Other Accounts Managed by the Portfolio Managers. The following tables set forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of July 31, 2016.

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface. In addition is information about portfolio manager ownership of Fund securities. The Ownership of Fund Securities column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Portfolio Managers	Registered Investment Companies/ Total Assets	Other Pooled Investment Vehicles	Other Accounts/ Total Assets	Fund Ownership

Michael J. Collins, CFA	24 / $46,085,683,055	6 / $6,464,934,663	62 / $17,837,636,494 1 / $0	$100,000+

Robert Spano, CFA, CPA	24 / $14,787,209,653	13 / $4,289,855,090	102 / $15,412,144,874 1 / $0	$10,001-$50,000

Terence Wheat, CFA	24 / $14,787,209,653	13/ $4,289,855,090	103 / $15,412,525,374 1 / $0	$50,001-$100,000

Daniel Thorogood, CFA	24 / $14,787,217,494	13 / $4,289,855,090	99 / $15,080,355,994 1 / $0	$0

Ryan Kelly, CFA	24 / $14,787,209,653	13 / $4,289,855,090	101 / $15,365,612,313 1 / $0	$0

Brian Clapp, CFA	24 / $14,787,217,494	13 / $4,289,855,090	97 / $14,153,770,829 1 / $0	$0

Robert Cignarella, CFA	24 / $15,068,318,238	13 / $4,289,855,090	97 / $14,431,439,217 1 / $0	$0

Compensation and Conflicts Disclosure:

Compensation

General

The base salary of an investment professional in the Prudential Fixed Income unit of PIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under Prudential Fixed Income’s long-term incentive plan, is primarily based on such person’s contribution to Prudential Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of Prudential Fixed Income’s operating income and is refined by business metrics, such as:

- business development initiatives, measured primarily by growth in operating income;

- the number of investment professionals receiving a bonus; and

- investment performance of portfolios relative to appropriate peer groups or market benchmarks.

Long-term compensation consists of Prudential Financial restricted stock and grants under the long-term incentive plan. Grants under the long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. The value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of Prudential Fixed Income’s most frequently marketed investment strategies. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of Prudential Fixed Income’s business. Both the restricted stock and participation interests are subject to vesting requirements.

CONFLICTS OF INTEREST. Like other investment advisers, Prudential Fixed Income is subject to various conflicts of interest in the ordinary course of its business. Prudential Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, Prudential Fixed Income seeks to address such conflicts through one or more of the following methods:

•	elimination of the conflict;
•	disclosure of the conflict; or
•	management of the conflict through the adoption of appropriate policies and procedures.

Prudential Fixed Income follows the policies of Prudential Financial, Inc. (Prudential Financial) on business ethics, personal securities trading by investment personnel, and information barriers. Prudential Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. Prudential Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. Prudential Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how Prudential Fixed Income addresses these conflicts.

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Performance Fees— Prudential Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for Prudential Fixed Income and its investment professionals to favor one account over another. Specifically, Prudential Fixed Income could be considered to have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

•	Affiliated accounts— Prudential Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. Prudential Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

•	Large accounts—large accounts typically generate more revenue than do smaller accounts and certain of Prudential Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for Prudential Fixed Income.

•	Long only and long/short accounts— Prudential Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. Prudential Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.

•	Securities of the same kind or class— Prudential Fixed Income may buy or sell for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. Prudential Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in Prudential Fixed Income’s management of multiple accounts side-by-side.

•	Financial interests of investment professionals— Prudential Fixed Income investment professionals may invest in investment vehicles that it advises. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial. In addition, the value of grants under Prudential Fixed Income’s long-term incentive plan is affected by the performance of certain client accounts. As a result, Prudential Fixed Income investment professionals may have financial interests in accounts managed by Prudential Fixed Income or that are related to the performance of certain client accounts.

•	Non-discretionary accounts or models— Prudential Fixed Income provides non-discretionary investment advice and non-discretionary model portfolios to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts could occur before, in concert with, or after Prudential Fixed Income executes similar trades in its discretionary accounts. The non-discretionary clients may be disadvantaged if Prudential Fixed Income delivers the model investment portfolio or investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How Prudential Fixed Income Addresses These Conflicts of Interest. Prudential Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

•	The head of Prudential Fixed Income and its chief investment officer periodically review and compare performance and performance attribution for each client account within its various strategies.

•	In keeping with Prudential Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its accounts fairly and equitably over time. Prudential Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Prudential Fixed Income has compliance procedures with respect to its aggregation and allocation policy that include independent monitoring by its compliance group of the timing, allocation and aggregation of trades and the allocation of investment opportunities. In addition, its compliance group reviews a sampling of new issue allocations and related documentation each month to confirm compliance with the allocation procedures. Prudential Fixed Income’s compliance group reports the results of the monitoring processes to its trade management oversight committee. Prudential Fixed Income’s trade management oversight committee reviews forensic reports of new issue allocation throughout the year so that new issue allocation in each of its strategies is reviewed at least once during each year. This forensic analysis includes such data as: (i) the number of new issues allocated in the strategy; (ii) the size of new issue allocations to each portfolio in the strategy; and (iii) the profitability of new issue transactions. The results of these analyses are reviewed and discussed at Prudential Fixed Income’s trade management oversight committee meetings. Prudential Fixed Income’s trade management oversight committee also reviews forensic reports on the allocation of trading opportunities in the secondary market. The procedures above are designed to detect patterns and anomalies in Prudential Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

•	Prudential Fixed Income has policies and procedures that specifically address its side-by-side management of long/short and long only portfolios. These policies address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to Prudential Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Prudential Fixed Income is part of a diversified, global financial services organization. Prudential Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

•	Conflicts Arising Out of Legal Restrictions. Prudential Fixed Income may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. These restrictions may apply as a result of its relationship with Prudential Financial and its other affiliates. For example, Prudential Fixed Income’s holdings of a security on behalf of its clients may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds that are monitored, and Prudential Fixed Income may restrict purchases to avoid exceeding these thresholds. In addition, Prudential Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, Prudential Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. Prudential Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. Prudential Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of Prudential Fixed Income.

•

Conflicts Related to Outside Business Activity. From time to time, certain of Prudential Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to Prudential Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. Prudential Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, nonpublic information regarding an issuer. The head of Prudential Fixed Income serves on the board of directors of the operator of an electronic trading platform. Prudential Fixed Income has adopted procedures to address the conflict relating to trading on this platform. The procedures include independent monitoring by Prudential Fixed Income’s chief investment officer and chief compliance officer and reporting on Prudential Fixed Income’s use of this platform to the President of PIM.

•	Conflicts Related to Investment of Client Assets in Affiliated Funds. Prudential Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. Prudential Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both Prudential Fixed Income and its affiliate.

•	PICA General Account. Because of the substantial size of the general account of The Prudential Insurance Company of America (PICA), trading by PICA’s general account, including Prudential Fixed Income’s trades on behalf of the account, may affect market prices. Although Prudential Fixed Income doesn’t expect that PICA’s general account will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Securities Holdings and Other Financial Interests

•	Securities Holdings. PIM, Prudential Financial, PICA’s general account and accounts of other affiliates of Prudential Fixed Income (collectively, affiliated accounts) hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as other client accounts but at different levels in the capital structure. These investments can result in conflicts between the interests of the affiliated accounts and the interests of Prudential Fixed Income’s clients. For example: (i) Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by Prudential Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt. (ii) To the extent permitted by applicable law, Prudential Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. Prudential Fixed Income’s interest in having the debt repaid creates a conflict of interest. Prudential Fixed Income has adopted a refinancing policy to address this conflict. Prudential Fixed Income may be unable to invest client assets in the securities of certain issuers as a result of the investments described above.

•	Conflicts Related to the Offer and Sale of Securities. Certain of Prudential Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or subadvises. There is an incentive for Prudential Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

•	Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under Prudential Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. As a result of the long-term incentive plan, Prudential Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, Prudential Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to ensure that each of its client accounts is managed in a manner that is consistent with Prudential Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, Prudential Fixed Income’s chief investment officer reviews performance among similarly managed accounts to confirm that performance is consistent with expectations. The results of this review process are discussed at meetings of Prudential Fixed Income’s trade management oversight committee.

•	Other Financial Interests. Prudential Fixed Income and its affiliates may also have financial interests or relationships with issuers whose securities it invests in for client accounts. These interests can include debt or equity financing, strategic corporate relationships or investments, and the offering of investment advice in various forms. For example, Prudential Fixed Income may invest client assets in the securities of issuers that are also its advisory clients.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that Prudential Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, Prudential Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. Prudential Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests.

Conflicts Related to Securities Lending Fees

When Prudential Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would yield higher securities lending rates. This conflict is mitigated by the fact that Prudential Fixed Income’s advisory fees are generally based on the value of assets in a client’s account. In addition, Prudential Fixed Income’s securities lending function has a separate reporting line to its chief operating officer (rather than its chief investment officer).

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Global Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	September 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 23, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	September 23, 2016